                                                                     EXHIBIT 99

                           [THE BANC CORPORATION LOGO]


              THE BANC CORPORATION ANNOUNCES FOURTH QUARTER RESULTS


         BIRMINGHAM, ALABAMA, FEBRUARY 16, 2005: The Banc Corporation (NASDAQ-NMS: TBNC) announced today that its net income for the year ended December 31, 2004 was $1.2 million or $.04 per share on a basic and diluted basis after the effect of $446,000 in preferred stock dividends. The Banc Corporation reported a net loss of $275,000, or $.03 per share on both a basic and diluted basis during the fourth quarter of 2004 after the effect of a $228,000 preferred stock dividend compared to a loss of $8.3 million, or $.49 per share on both a basic and diluted basis during the fourth quarter of 2003. During the fourth quarter of 2004, The Banc Corporation realized an "other-than-temporary" non-cash, non-operating after-tax impairment charge of $320,000, or $.02 per share related to certain Fannie Mae ("FNMA") and Freddie Mac ("FHLMC") preferred stock that The Banc Corporation carries in its available-for-sale investment portfolio. Because any unrealized losses on securities carried in the available-for-sale portfolio are recorded as other comprehensive losses approximately $250,000 of this loss, net of tax effect, had been charged to stockholders' equity in previous periods. The Banc Corporation also recorded a $975,000 provision for loan losses in the fourth quarter of 2004.

         At December 31, 2004, The Banc Corporation had total assets of $1.42 billion compared to $1.17 billion at December 31, 2003, an increase of 21.5%. Loans, net of unearned income, increased $78 million, or 9.1% to $935 million at December 31, 2004 from $857 million at December 31, 2003. Investment securities increased $146 million, or 103.6% to $288 million at December 31, 2004 from $142 million at December 31, 2003. Deposits increased $177 million, or 19.9% to $1.07 billion at December 31, 2004 from $890 million at December 31, 2003.

        Credit quality continued to improve as non-performing assets ("NPA's") declined to 1.32% of total loans plus NPA's as of December 31, 2004 compared to 4.41% of total loans plus NPA's as of December 31, 2003.

         The Banc Corporation is a $1.42 billion community bank holding company headquartered in Birmingham, Alabama. The principal subsidiary of The Banc Corporation is The Bank, a southeastern community bank. The Bank has a total of twenty-six branches, with nineteen locations throughout the state of Alabama and seven locations along Florida's eastern panhandle.

         Statements in this document that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this document or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; and changes in the loan portfolio and the deposit base of The Banc Corporation.

         The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

         More information on The Banc Corporation and its subsidiaries may be obtained over the Internet, http://www.thebankmybank.com or by calling 1-877-326-BANK (2265).


FOR MORE INFORMATION CONTACT:

Company Contact: Tom Jung, Sr. Vice President & Director of Marketing and Investor Relations, Tel. # (205) 327-3547

                              THE BANC CORPORATION
                  UNAUDITED SUMMARY CONSOLIDATED FINANCIAL DATA
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               As of and for the Three-Months      As of and for the Twelve-Months
                                                                   Ended December 31,                  Ended December 31,
                                                               ------------------------------      -------------------------------
                                                                  2004            2003                2004            2003
                                                               ------------------------------      -------------------------------
SELECTED  AVERAGE  BALANCES:
Total assets                                                     $ 1,401,186    $ 1,211,527          $ 1,296,574     $ 1,361,016
Loans, net of unearned income                                        931,265        891,173              894,406       1,063,451
Investment securities                                                263,940        136,926              207,964          97,568
Total interest-earning assets                                      1,236,520      1,084,447            1,150,361       1,221,767
Noninterest-bearing deposits                                          95,476         87,304               88,695         105,482
Interest-bearing deposits                                            954,651        810,198              881,799         950,690
Advances from FHLB                                                   156,090        154,478              155,994         168,732
Federal funds borrowed and security
  repurchase agreements                                               47,871          1,156               25,226           1,162
Junior subordinated debentures owed to
  unconsolidated subsidiary trusts                                    31,959         31,959               31,959          31,959
Total interest-bearing liabilities                                 1,192,325        999,859            1,096,810       1,154,597
Stockholders' Equity                                                 101,755        108,120              100,915          91,718

PER SHARE DATA:
Net income (loss) - basic (1)                                    $     (0.03)   $     (0.49)         $      0.04     $      0.99
                       - diluted (1)(2)                          $     (0.03)   $     (0.49)         $      0.04     $      0.95
Weighted average shares outstanding - basic                           17,603         17,537               17,583          17,492
Weighted average shares outstanding - diluted (2)                     17,603         17,537               17,775          18,137
Common book value per share at period end                        $      5.31    $      5.31          $      5.31     $      5.31
Tangible common book value per share at period end               $      4.62    $      4.59          $      4.62     $      4.59
Preferred shares outstanding at period end                                62             62                   62              62
Common shares outstanding at period end                               17,750         17,695               17,750          17,695

PERFORMANCE RATIOS AND OTHER DATA:
Return on average assets(3)                                            -0.08%         -2.72%                0.09%           1.29%
Return on average stockholders' equity(3)                              (1.08)        (30.43)                1.18           19.08
Net interest margin(3)(4)(5)                                            3.19           3.15                 3.31            3.50
Net interest spread(3)(5)(6)                                            3.09           2.93                 3.20            3.35
Noninterest income to average assets(3)                                 0.56           0.85                 0.87            4.62
Noninterest expense to average assets(3)                                3.37           5.36                 3.70            4.26
Efficiency ratio (7)                                                   99.57         123.32                93.85           96.49
Average loan to average deposit ratio                                  88.68          99.29                92.16          100.69
Average interest-earning assets to average
   interest bearing liabilities                                       103.71         108.46               104.88          105.82

ASSETS QUALITY RATIOS:
Allowance for loan losses to nonperforming loans                      169.36%         78.59%              169.36%          78.59%
Allowance for loan losses to loans, net of unearned
     income                                                             1.34           2.94                 1.34            2.94
Nonperforming assets("NPA") to loans
  plus NPA's, net of unearned income                                    1.32           4.41                 1.32            4.41
Nonaccrual loans to loans, net of unearned
     income                                                             0.68           3.46                 0.68            3.46
Net loan charge-offs to average loans(3)                                0.53           3.71                 1.52            2.21
Net loan charge-offs as a percentage of:
   Provision for loan losses                                          127.18          85.10             1,395.49          111.87
   Allowance for loan losses(3)                                        39.33         131.44               108.47           93.21

(1)- Earnings per share for the three and twelve-month periods ended December 31, 2003 has been calculated on net income(loss) adjusted for the $219,000 preferred stock dividend. Earnings per share for the three and twelve month periods ended December 31, 2004 has been calculated on net income (loss) adjusted for the preferred stock dividend of $228,000 and $446,000, respectively.

(2)- Common stock equivalents of 1,048,000, 1,046,000 and 775,000 were not included in computing diluted earnings per share for the three-month periods ended December 31, 2004 and 2003, and the twelve month period ended December 31, 2004, respectively, because their effects were antidilutive.

(3)-     Annualized for three month periods ended December 31, 2004 and 2003.

(4)-     Net interest income divided by average earning assets.

(5)-     Calculated on a tax equivalent basis.

(6)- Yield on average interest earning assets less rate on average interest bearing liabilities.

(7)- Efficiency ratio is calculated by dividing noninterest expense, adjusted for FHLB prepayment penalties and the loss on sale of loans, by noninterest income, adjusted for gain on sale of branches, plus net interest income on a fully tax equivalent basis.

                      THE BANC CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (DOLLARS IN THOUSANDS)

                                                                                                  AS OF
                                                                                    ---------------------------------
                                                                                               DECEMBER 31,
                                                                                    ---------------------------------
                                                                                        2004                  2003
                                                                                    -----------           -----------
                                                                                    (UNAUDITED)
ASSETS
Cash and due from banks                                                             $    23,489           $    31,679
Interest bearing deposits in other banks                                                 11,411                11,869
Federal funds sold                                                                       11,000                    --
Investment securities available for sale                                                288,308               141,601
Mortgage loans held for sale                                                              8,095                 6,408
Loans, net of unearned income                                                           934,868               856,941
Less: Allowance for loan losses                                                         (12,543)              (25,174)
                                                                                    -----------           -----------
        Net loans                                                                       922,325               831,767
                                                                                    -----------           -----------
Premises and equipment, net                                                              60,434                57,979
Accrued interest receivable                                                               6,237                 5,042
Stock in FHLB and Federal Reserve Bank                                                   11,787                 8,499
Other assets                                                                             80,042                76,782
                                                                                    -----------           -----------

        TOTAL ASSETS                                                                $ 1,423,128           $ 1,171,626
                                                                                    ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
   Noninterest-bearing                                                              $    89,487           $    86,100
   Interest-bearing                                                                     977,719               803,835
                                                                                    -----------           -----------
       TOTAL DEPOSITS                                                                 1,067,206               889,935

Advances from FHLB                                                                      156,090               121,090
Federal funds borrowed and security repurchase agreements                                49,456                10,829
Notes payable                                                                             3,965                 1,925
Junior subordinated debentures owed to unconsolidated subsidiary trusts                  31,959                31,959
Accrued expenses and other liabilities                                                   13,913                15,766
                                                                                    -----------           -----------
        TOTAL LIABILITIES                                                             1,322,589             1,071,504

Stockholders' Equity
  Preferred stock, par value $.001 per share; authorized 5,000,000 shares;
     shares issued and outstanding 62,000 at December 31, 2004 and 2003                      --                    --
   Common stock, par value $.001 per share; authorized 25,000,000 shares;
      shares issued 18,025,932 and 18,018,202, respectively;
      outstanding 17,749,846 and 17,694,595, respectively                                    18                    18
   Surplus - preferred                                                                    6,193                 6,193
              - common stock                                                             68,428                68,364
   Retained Earnings                                                                     29,591                28,850
   Accumulated other comprehensive loss                                                  (1,094)                 (180)
   Treasury stock, at cost                                                                 (390)                 (501)
   Unearned ESOP stock                                                                   (1,758)               (1,974)
   Unearned restricted stock                                                               (449)                 (648)
                                                                                    -----------           -----------
        TOTAL STOCKHOLDERS' EQUITY                                                      100,539               100,122
                                                                                    -----------           -----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 1,423,128           $ 1,171,626
                                                                                    ===========           ===========

                      THE BANC CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           THREE MONTHS ENDED                   YEAR ENDED
                                                                               DECEMBER 31                      DECEMBER 31
                                                                       -------------------------         -------------------------
                                                                          2004            2003              2004            2003
                                                                       -----------    -----------        ----------       --------
                                                                       (UNAUDITED)    (UNAUDITED)        (UNAUDITED)
INTEREST INCOME
Interest and fees on loans                                             $ 14,682         $ 14,013         $ 56,184         $ 71,335
Interest on investment securities
  Taxable                                                                 2,805            1,296            8,897            3,696
  Exempt from Federal income tax                                             55               18              143              185
Interest on federal funds sold                                               95               40              202              298
Interest and dividends on other investments                                 181              157              734              699
                                                                       --------         --------         --------         --------

   Total interest income                                                 17,818           15,524           66,160           76,213

INTEREST EXPENSE
Interest on deposits                                                      5,547            4,324           19,188           22,368
Interest on FHLB advances and other borrowings                            1,724            1,968            6,356            8,597
Subordinated debentures                                                     674              625            2,579            2,522
                                                                       --------         --------         --------         --------

  Total interest expense                                                  7,945            6,917           28,123           33,487
                                                                       --------         --------         --------         --------

        NET INTEREST INCOME                                               9,873            8,607           38,037           42,726

Provision for loan losses                                                   975            9,800              975           20,975
                                                                       --------         --------         --------         --------

     NET INTEREST INCOME (LOSS) AFTER
       PROVISION FOR LOAN LOSSES                                          8,898           (1,193)          37,062           21,751

NONINTEREST INCOME
Service charges and fees on deposits                                        890            1,054            5,204            5,814
Mortgage banking income                                                     414              546            1,664            4,034
Investment security (losses) gains                                         (498)            (170)             (74)             588
Gain on sale of branches                                                     --               --              739           48,264
Other income                                                              1,164            1,176            3,733            4,156
                                                                       --------         --------         --------         --------

    TOTAL NONINTEREST INCOME                                              1,970            2,606           11,266           62,856

NONINTEREST EXPENSES
Salaries and employee benefits                                            6,099            6,095           23,481           29,461
Occupancy, furniture and equipment expense                                2,013            1,920            8,047            8,115
Prepayment penalty on FHLB advances                                          --            2,532               --            2,532
Loss on sale of loans                                                        33               --            2,293               --
Other                                                                     3,707            5,823           14,116           17,822
                                                                       --------         --------         --------         --------

    TOTAL NONINTEREST EXPENSES                                           11,852           16,370           47,937           57,930
                                                                       --------         --------         --------         --------

        Income (loss) before income taxes                                  (984)         (14,957)             391           26,677

INCOME TAX EXPENSE (BENEFIT)                                               (709)          (6,663)            (796)           9,178
                                                                       --------         --------         --------         --------

        NET INCOME (LOSS)                                              $   (275)        $ (8,294)        $  1,187         $ 17,499
                                                                       ========         ========         ========         ========

BASIC NET INCOME (LOSS) PER SHARE                                      $  (0.03)        $  (0.49)        $   0.04         $   0.99
                                                                       ========         ========         ========         ========
DILUTED NET INCOME (LOSS) PER SHARE                                    $  (0.03)        $  (0.49)        $   0.04         $   0.95
                                                                       ========         ========         ========         ========

AVERAGE COMMON SHARES OUTSTANDING                                        17,603           17,537           17,583           17,492
AVERAGE COMMON SHARES OUTSTANDING, ASSUMING DILUTION                     17,603           17,537           17,775           18,137